Exhibit 10.2

99¢ ONLY STORES
2010 EQUITY INCENTIVE PLAN
STOCK OPTION AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the 99¢ Only Stores 2010 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Award Agreement (this “Agreement”).

I.  NOTICE OF STOCK OPTION GRANT

Holder:

Address:

The above named individual (the “Holder”) has been granted an option (the “Option”) to purchase shares of Common Stock (“Shares”) of the Company, subject to the terms and conditions of the Plan and this Agreement, as follows:

Grant Number:

Grant Date:

Exercise Price per Share:  $

Number of Shares:

Type of Option:	☐ Non-Qualified Stock Option

☐ Incentive Stock Option

Expiration Date:	The [______] anniversary of the Grant Date.

Vesting Schedule:
Subject to accelerated vesting as set forth in this Agreement or in the Plan, this Option shall be exercisable in whole or in part, and shall vest according to the following vesting schedule; provided, that the Holder does not experience a Termination of Service on or prior to the date such vesting is scheduled to occur:

[insert schedule]

Option Term:	Any unexercised portion of this Option shall expire on the Expiration Date or, if earlier, on the date provided below:

(A)	Any unvested portion of this Option shall expire on the date of the Holder’s Termination of Service for any or no reason.

(B)	Any vested portion of this Option, to the extent not previously exercised, shall expire:

(i)	in the event of the Holder’s Termination of Service for cause, then on the date of such Termination of Service;

(ii)	in the event of the Holder’s Termination of Service on account of the Holder’s death or disability, then on the date that is six (6) months after the date of such Termination of Service; and

(iii)
in the event of the Holder’s Termination of Service for reasons other than those set forth in the preceding clauses (i) and (ii), then on the date that is three (3) months after the date of such Termination of Service.

II.  TERMS AND CONDITIONS OF STOCK OPTION GRANT

1.             Grant of Option.  The Committee hereby grants to the Holder named in Section I herein this Option to purchase the number of Shares set forth in Section I herein, at the Exercise Price per Share set forth in Section I herein (being not less than the Fair Market Value of a share of Common Stock on the Grant Date), and subject to the terms and conditions of this Agreement and the Plan, which is incorporated herein by reference.

If designated in Section I herein as an Incentive Stock Option, this Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.  Nevertheless, to the extent that this Option exceeds the $100,000 limit in Section 422(d) of the Code (as further described in Section 6.2 of the Plan) or otherwise fails to qualify as an “incentive stock option” within the meaning of Section 422 of the Code, this Option or portion thereof shall be treated as a Non-Qualified Stock Option.

2.             Vesting Schedule.  Except as provided in Section II.3 of this Agreement, the Option shall vest in accordance with the Vesting Schedule set forth in Section I of this Agreement.  Any portion of the Option scheduled to vest on a certain date or upon the occurrence of a certain condition shall not vest in accordance with any of the provisions of this Agreement if the Holder experiences a Termination of Service on or prior to the date such vesting is scheduled to occur.

3.             Acceleration of Vesting.  The Committee, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Option at any time, subject to the limitations on acceleration of vesting set forth in the Plan.  If so accelerated, such balance or such portion of the balance of the Option shall be considered as having vested as of the date or upon the occurrence of the condition specified by the Committee.

4.             Exercise of Option.

(a)           Exercisability. This Option shall be exercisable only to the extent that this Option has vested in accordance with the Vesting Schedule and has not expired pursuant to Section I of this Agreement, and may be exercised only in accordance with the applicable provisions of the Plan and this Agreement.

(b)           Number of Shares.  This Option may be exercised in whole or in part, with respect to any whole number of Shares up to the number of Shares provided in Section I herein.

(c)           Method of Exercise.  This Option shall be exercisable by delivery to the Company Stock Administrator of an exercise notice in the form attached hereto as Exhibit A (the “Exercise Notice”) or such substantially similar form as may be specified by the Committee, which shall state that the Option, or a portion thereof, is exercised and the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and which shall be signed in writing [or electronically] by the Holder or other person then entitled to exercise the Option or such portion of the Option, together with full payment of the exercise price and applicable withholding taxes to the Company with respect to the Exercised Shares, in a manner permitted by Sections II.5 and II.6 herein.  This Option, or portion thereof, shall be deemed to be exercised upon receipt by the Company Stock Administrator of such fully executed Exercise Notice accompanied by full payment of the aggregate Exercise Price and applicable withholding taxes.

(d)           Additional Conditions to Issuance of Shares.  Notwithstanding anything to the contrary in the Plan or this Agreement, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of this Option, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with all applicable laws and regulations and, if applicable, the requirements of any Securities Exchange, and the Shares are covered by an effective registration statement or applicable exemption from registration.  Without limiting the foregoing, the Board, the Committee, or the Company Stock Administrator may require that the Holder make such reasonable covenants, agreements, and representations and provide such documents as the Board, the Committee, or the Company Stock Administrator, in its sole discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

5.             Method of Payment.  Payment of the aggregate Exercise Price with respect to the Exercised Shares shall be by any of the following, or a combination thereof, at the election of the Holder:

(a)           Cash or check;

(b)           Shares issuable pursuant to the exercise of the Option, or Shares not subject to any pledge or security interest and held for such period of time as may be required by the Committee, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required; or

(c)           Delivery of a written or electronic notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, that payment of such proceeds is then made to the Company upon settlement of such sale.

6.             Tax Withholding.  As a condition to the issuance of Shares pursuant to the Option, the Holder shall be required to remit to the Company an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA or employment tax obligation) required by law to be withheld with respect to the exercise of this Option, or make other arrangements satisfactory to the Company for the payment of such tax obligations; provided, that the Holder may elect to have the Company withhold Shares otherwise issuable under this Option (or allow the surrender of Shares) in satisfaction of such tax obligations.  The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities not to exceed the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.  The Company Stock Administrator shall determine the Fair Market Value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option exercise.

7.             Transferability of Option. This Option may not be sold, pledged, assigned or transferred in any manner other than to a Permitted Transferee by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a QDRO.  During the lifetime of the Holder, only the Holder (or the personal representative of an incompetent Holder) may exercise this Option, unless it has been disposed of pursuant to a QDRO, in which case the beneficiary of the QDRO may exercise the Option.  After the death of the Holder, any exercisable portion of this Option may be exercised by a Permitted Transferee.  In the event that the Option shall be exercised by any person other than the Holder who is permitted to exercise the Option, the Company Stock Administrator may require, as a condition of exercise, appropriate proof of the right of such person to exercise the Option, as determined in the sole discretion of the Company Stock Administrator.  The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors, and assigns of the Holder.

8.             Notification of Disqualifying Disposition of ISO Shares.  If the Option granted to the Holder herein is an Incentive Stock Option, the Holder shall give the Company Stock Administrator prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the Grant Date or (b) one year after the date of exercise.  The Holder agrees that the Holder may be subject to withholding by the Company or an Affiliate of the Holder’s tax withholding liability on the compensation income recognized by the Holder with respect to such disposition.

9.             Substitution of Stock Appreciation Rights.  The Committee, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for this Option, at any time prior to or upon exercise of the Option; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which this Option would have been exercisable and such Stock Appreciation Right shall have the same exercise price and the same remaining vesting schedule and term as this Option.

10.           Committee Authority.  Subject to the limitations of the Plan, the Committee shall have the power to interpret the Plan and this Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules, and to amend this Agreement in any manner not inconsistent with the Plan; provided that the rights of the Holder are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 12.9 of the Plan in order to comply with Section 409A of the Code.  The Committee’s interpretation of the Plan, the Option, and this Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

11.           Amendment, Suspension or Termination of the Plan.  The Holder understands that the Plan is discretionary in nature and may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee; provided that the rights of the Holder are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 12.9 of the Plan in order to comply with Section 409A of the Code.

12.           No Stockholder Rights.  The Holder shall have none of the rights of a stockholder with respect to Shares subject to this Option until the Holder becomes the record owner of such Shares.

13.           Governing Law.  The Plan and this Agreement shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

14.           Section 409A of the Code.  The Option granted herein is intended to be exempt from the requirements of Section 409A of the Code and this Agreement shall be interpreted in a manner consistent with such intent.  Notwithstanding anything to the contrary in the Plan or this Agreement, the Holder agrees that the Holder shall be solely responsible and liable for the satisfaction of all taxes, interest, and penalties that may be imposed on such Holder or for such Holder’s account in connection with this Option (including any taxes, interest, and penalties under Section 409A of the Code), and neither the Company nor its Affiliates shall have any obligation to reimburse, indemnify or otherwise hold such Holder harmless from any or all of such taxes, interest, or penalties.

15.           No Guarantee of Continued Employment or Service.  THE HOLDER ACKNOWLEDGES AND AGREES THAT NOTHING IN THE PLAN OR THIS AGREEMENT SHALL CONFER UPON THE HOLDER ANY RIGHT TO BE EMPLOYED BY OR TO SERVE AS A DIRECTOR OR CONSULTANT FOR THE COMPANY OR ANY AFFILIATE, OR TO CONTINUE IN SUCH EMPLOYMENT OR SERVICE, OR SHALL INTERFERE WITH OR RESTRICT IN ANY WAY THE RIGHTS OF THE COMPANY AND ANY AFFILIATE, WHICH RIGHTS ARE HEREBY EXPRESSLY RESERVED, TO DISCHARGE THE HOLDER AT ANY TIME FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE, OR TO TERMINATE OR CHANGE ALL OTHER TERMS AND CONDITIONS OF EMPLOYMENT OR ENGAGEMENT, EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN A WRITTEN AGREEMENT BETWEEN THE HOLDER AND THE COMPANY OR ANY AFFILIATE.

16.           Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon the Holder and his or her heirs, executors, administrators, successors, and assigns.

17.           Severability.  If any provision of this Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or this Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or this Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of this Agreement shall remain in full force and effect.

18.           Entire Agreement.  This Agreement, the Plan as incorporated by reference, and the Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Holder with respect to the subject matter hereof.

19.           Plan Governs.  This Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern.

[Signature page immediately follows.]

The Holder acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  The Holder has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan and this Agreement.  The Holder hereby agrees to notify the Company upon any change in the residence address indicated below.  The Holder further agrees to accept as binding, conclusive, and final all decisions and determinations of the Committee upon any questions arising under the Plan or this Agreement.

HOLDER	99¢ ONLY STORES

By:

Title:

Address:	Address:
99¢ Only Stores
4000 Union Pacific Avenue
City of Commerce, CA 90023

EXHIBIT A

99¢ ONLY STORES
2010 EQUITY INCENTIVE PLAN
STOCK OPTION EXERCISE NOTICE

99¢ Only Stores
4000 Union Pacific Avenue
City of Commerce, CA 90023

1.             Exercise of Option.  Effective as of today, ____________, the undersigned Holder hereby elects to exercise the Holder’s Option to purchase __________ Shares (the “Exercised Shares”) of 99¢ Only Stores (the “Company”) under and pursuant to the 99¢ Only Stores 2010 Equity Incentive Plan (the “Plan”) and the Stock Option Award Agreement between the Holder and the Company dated __________ (the “Agreement”).

2.             Delivery of Payment.  The Holder (a) herewith delivers to the Company the full purchase price of the Exercised Shares and any tax withholding liability to be paid in connection with the exercise of this Option, as set forth in the Agreement and determined by the Committee; or (b) has made other satisfactory arrangements (as determined by the Committee) for the payment or withholding of such purchase price and tax withholding liability.

3.             No Stockholder Rights.  The Holder shall have none of the rights of a stockholder with respect to Shares subject to this Option until the Holder becomes the record owner of such Shares.  The Exercised Shares shall be issued to the Holder as soon as practicable after the Option is exercised.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in the Plan.

4.             Tax Consultation.  The Holder understands that the Holder may suffer adverse tax consequences as a result of the Holder’s purchase or disposition of the Exercised Shares.  The Holder represents that the Holder has consulted with any tax consultants the Holder deems advisable in connection with the purchase or disposition of the Exercised Shares and that the Holder is not relying on the Company or its Affiliates for tax advice.

5.             Governing Law.  The Plan and the Agreement shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

6.             Entire Agreement. The Plan and the Agreement are incorporated herein by reference.  This Exercise Notice, the Plan and the Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Holder with respect to the subject matter hereof, and may not be modified adversely to the Holder’s interest without the written consent of the Holder.

[Signature page immediately follows.]

Submitted by:	Accepted by:

HOLDER	99¢ ONLY STORES

By:

Title:

Address:	Address:
99¢ Only Stores
4000 Union Pacific Avenue
City of Commerce, CA 90023